OPTIMUM FUND TRUST

Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
(each a “Fund”, and together, the “Funds”)

Supplement to the Funds’ Prospectus
 dated July 31, 2024

Effective as of December 31, 2024, the following replaces the information in the chart in the Funds’ Prospectus entitled “Fund summaries — Optimum Large Cap Value Fund — Who manages the Fund? — Sub-advisors — Massachusetts Financial Services Company”:

Massachusetts Financial Services Company

Portfolio managers	Title with MFS	Start date on the Fund
Katherine Cannan	Investment Officer	December 2019
Nevin Chitkara*	Investment Officer	May 2006
Thomas Crowley	Investment Officer	December 2024
* Nevin Chitkara has announced his intention to retire effective May 1, 2026, and he will no longer be a portfolio manager of the Fund as of that date.

Effective as of December 31, 2024, the following replaces the second paragraph in the section in the Funds’ Prospectus entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum Large Cap Value Fund”:

Nevin Chitkara, Investment Officer of MFS, Katherine Cannan, Investment Officer of MFS, and Thomas Crowley, Investment Officer of MFS, have primary responsibility for the day-to-day portfolio management of MFS’ share of the Fund’s assets. Mr. Chitkara, Ms. Cannan and Mr. Crowley have been employed in the investment area of MFS since 1997, 2013 and 2007, respectively. Mr. Chitkara, Ms. Cannan and Mr. Crowley have held their Fund responsibilities since May 2006, December 2019 and December 2024, respectively.

Effective as of January 1, 2025, the following replaces the information in the chart in the Funds’ Prospectus entitled “Fund summaries — Optimum Small-Mid Cap Growth Fund — Who manages the Fund? — Sub-advisors — Peregrine Capital Management, LLC”:

Peregrine Capital Management, LLC

Portfolio managers	Title with Peregrine	Start date on the Fund
Paul E. von Kuster, CFA	Principal, Portfolio Manager	April 2016

Samuel D. Smith, CFA	Principal, Portfolio Manager	January 2021
Ryan H. Smith, CFA	Principal, Portfolio Manager	January 2021
Allison S. Lewis, CFA	Principal, Portfolio Manager	July 2023

Effective as of January 1, 2025, the following replaces the fourth paragraph in the section in the Funds’ Prospectus entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum Small-Mid Cap Growth Fund”:

A team of portfolio managers is primarily responsible for the day-to-day management of Peregrine's share of the Fund's assets. Peregrine’s portfolio management team of Paul E. von Kuster, CFA; Samuel D. Smith, CFA; Ryan H. Smith, CFA; and Allison S. Lewis, CFA, are jointly and primarily responsible for day-to-day management of Peregrine’s accounts. Mr. von Kuster is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. He has been with the firm since its inception in 1984. Prior to Peregrine, Mr. von Kuster managed small cap funds for the Trust Department at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank Minnesota, N.A.). He began his career with Norwest Bank Minnesota, N.A. in 1972 after graduating from Princeton. Mr. von Kuster is a member of the CFA Society of Minnesota and the CFA Institute. Mr. S. Smith is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. Mr. S. Smith joined Peregrine in 2006 as a Portfolio Assistant and has also served as an Analyst and Associate Portfolio Manager. He graduated from the University of St. Thomas. Mr. Smith is a member of the CFA Society of Minnesota and the CFA Institute. Mr. R. Smith joined Peregrine in 2018 as an Associate Portfolio Manager. Prior to joining Peregrine, Mr. R. Smith was a Portfolio Manager and an Analyst on the Small, SMID and Mid Cap Growth strategies at RBC Global Asset Management (U.S.) for more than 10 years. He graduated from Lehigh University and received his M.S. in Accountancy from the University of Notre Dame. Mr. R. Smith is a member of the CFA Society of Minnesota and the CFA Institute. Ms. Lewis shares the responsibility for fundamental research, stock selection and portfolio management with her team. Ms. Lewis joined Peregrine in 2022 as a Senior Analyst. Prior to joining Peregrine, Ms. Lewis was a Research Analyst at Marsico Capital Management for two years. Previously, she served as Senior Equity Analyst at Invesco for over six years. She started her career at J.P. Morgan Chase & Company. Ms. Lewis graduated from the University of Michigan and earned her M.B.A. from the University of Wisconsin. She is a member of the CFA Institute. Mr. P. von Kuster has held his Fund responsibilities since April 2016. Mr. S. Smith and Mr. R. Smith have held their Fund responsibilities since January 2021 and Ms. Lewis has held her Fund responsibilities since July 2023.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 19, 2024.